CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Ford B. Draper, Jr., Chief Executive Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 4, 2008           /s/ Ford B. Draper, Jr.
     ---------------------       -----------------------------------------------
                                 Ford B. Draper, Jr., Chief Executive Officer
                                 (principal executive officer)

I, Verna E. Knowles, Chief Financial Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 4, 2008           /s/ Verna E. Knowles
     ---------------------       -----------------------------------------------
                                 Verna E. Knowles, Chief Financial Officer
                                 (principal financial officer)